UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2006

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26823	73-1564280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Contract

On July 10, 2006, Alliance Coal, LLC (“Alliance Coal”), a subsidiary of Alliance Resource Partners, L.P. (the “Partnership”), entered into the Restated and Amended Feedstock Agreement No. 2, dated as of June 1, 2006 (the “Amended Feedstock Agreement”) with Mount Storm Coal Supply, LLC (“Mount Storm Supply”). The Amended Feedstock Agreement restated and amended the Feedstock Agreement No. 2, dated as of July 1, 2005 (the “Original Feedstock Agreement”). The Original Feedstock Agreement was entered into on August 4, 2005, by Alliance Coal and Mount Storm Supply. The Amended Feedstock Agreement provides that Alliance Coal will sell to Mount Storm Supply, and Mount Storm Supply will purchase, up to 225,000 tons of coal per month as mutually agreed by the parties. The Amended Feedstock Agreement has a term beginning as of July 1, 2005, and continuing through December 31, 2007, with actual coal delivery to begin January 1, 2007. The price under the Amended Feedstock Agreement for coal supplied during each calendar quarter will be established by mutual agreement between Alliance Coal and Mount Storm Supply. Various terms of the Original Feedstock Agreement relating to quality specifications and quality variation price adjustments were restated and amended under the Amended Feedstock Agreement.

The foregoing summary of the Amended Feedstock Agreement is qualified in its entirety by reference to the full text of the Amended Feedstock Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The Partnership has requested confidential treatment with respect to certain terms of the Amended Feedstock Agreement. Exhibit 10.1 is a redacted copy of the Amended Feedstock Agreement.

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Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
10.1*	Restated and Amended Feedstock Agreement No. 2, dated as of June 1, 2006, between Alliance Coal, LLC and Mount Storm Coal Supply, LLC.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its managing partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Dated: July 13, 2006

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Exhibit Index

Exhibit No.	Description of Exhibit
10.1*	Restated and Amended Feedstock Agreement No. 2 dated as of June 1, 2006, between Alliance Coal, LLC and Mount Storm Coal Supply, LLC.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.